EXECUTION VERSION

Exhibit 10.5

THIRD AMENDMENT TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

This THIRD AMENDMENT TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT ("Amendment") is entered into as of May 16, 2016 by and among New Mach Gen, LLC ("Borrower"), the Guarantors (as defined in the Credit Agreement (as defined below)), CLMG Corp., as Administrative Agent and First Lien Collateral Agent, Beal Bank USA as Term B Lender, Initial Revolving Issuing Bank and Revolving Lender, and Beal Bank SSB as Term B Lender and Revolving Credit Lender.

WHEREAS, reference is made to that certain $681,984,285 First Lien Credit and Guaranty Agreement dated April 28, 2014 by and among the Borrower, the Guarantors, the Lenders, the Revolving Issuing Bank, the First Lien Collateral Agent and the Administrative Agent, as amended by the First Amendment thereto dated March 30, 2015 and the Second Amendment thereto dated April 20, 2016 (as amended, the "Credit Agreement"); and

WHEREAS, the parties hereto have agreed to further amend the Credit Agreement as more particularly set forth below.

NOW THEREFORE, in consideration of the promises set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

SECTION 1.01. Definitions; Principles of Interpretation. Unless the context shall otherwise require or unless otherwise defined herein, capitalized terms used herein shall have the respective meanings specified in the Credit Agreement and the principles of interpretation set forth therein shall apply to this Amendment.

ARTICLE II
AMENDMENTS

SECTION 2.01. Amendments to Definitions.

The definition of "Energy Management Agreements" shall be deleted and replaced with the following:

" "**Energy Management Agreements**" means each energy management agreement or similar agreement entered into by a Loan Party with a counterparty for the management of Permitted Trading Activities of such Loan Party, in each case including all master or implementation agreements and transactions thereunder (including relating to the purchase and sale of fuel or power or the transmission or transportation thereof) entered into pursuant to such Energy Management Agreement between any Loan Party and its counterparty to such Energy Management Agreement, provided, that each

counterparty to an Energy Management Agreement with a Loan Party shall either (1) be Talen Energy Marketing, LLC (or any assignee or successor in interest with equal or better creditworthiness), for so long as Talen Energy Marketing, LLC or such assignee or successor in interest is an Affiliate of such Loan Party and such Energy Management Agreement is entered into on terms reasonably satisfactory to the Administrative Agent, or (2) have, at the time the applicable Energy Management Agreement is entered into, a Required Rating and, if it ceases at any time to have a Required Rating, shall have an obligation to provide collateral in amount and form, and pursuant to documents customarily provided in comparable transactions to secure its obligations."

SECTION 2.02. Amendment to Revolving Credit Borrowing Amounts.

Section 2.01(b) shall be deleted and replaced with the following:

"(b) The Revolving Credit Loans. Each Revolving Credit Lender severally agrees, on and subject to the terms and conditions hereinafter set forth, to make advances (each, a "***Revolving Credit Loan***") to the Borrower from time to time on any Business Day during the period from the Effective Date until the date that is thirty (30) days prior to the Revolving Credit Termination Date in an amount for each such Loan not to exceed such Lender's Unused Revolving Credit Commitment at such time. Each Revolving Credit Borrowing shall be in an aggregate amount equal to the lesser of (i) $2,500,000 or an integral multiple of $1,000,000 in excess thereof (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Revolving Letter of Credit Loans or the initial Borrowing of Revolving Credit Loans) or (ii) the aggregate Unused Revolving Credit Commitment at such time and, in each case, shall consist of Revolving Credit Loans made simultaneously by the Revolving Credit Lenders ratably according to their Revolving Credit Commitments. Within the limits of each Revolving Credit Lender's Unused Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(b)."

ARTICLE III
MISCELLANEOUS

SECTION 3.01. Governing Law; Counterparts; Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier, electronic mail or other electronic means of a copy of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

(c) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

SECTION 3.02. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a) It has the legal power and authority to execute and deliver this Amendment and perform its obligations hereunder and under the Credit Agreement and it has taken all necessary limited liability company or limited partnership (as applicable) action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by it, and the Credit Agreement (including as amended by this Amendment) constitutes its valid and binding obligations, enforceable against it in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

(c) The execution and delivery by it of this Amendment and the performance of its obligations under the Credit Agreement do not and will not violate or contravene any of its limited liability company agreement, limited partnership agreement or other constitutive documents or any law, rule or regulation applicable to it or require any consent or authorization of, filing with or notice to any Governmental Authority except for (A) the consents, authorizations, filings or other actions which have been duly obtained, taken, given or made and are in full force and effect and (B) those Governmental Authorizations the failure of which to obtain and maintain could not reasonably be expected to result in a Material Adverse Effect.

(d) As of the date of this Amendment, before and after giving effect to the amendments to the Credit Agreement set forth herein, no Default has occurred and is continuing.

SECTION 3.03. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are, and shall remain, in full force and effect. The amendments and agreements contained herein shall not constitute an amendment or a waiver of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

SECTION 3.04. References. From and after the date first set forth above, any reference to the Credit Agreement or the Loan Documents contained in the Credit Agreement, in any Loan Document or in any notice, request, certificate or other document shall be deemed to include this Amendment unless the context shall otherwise require.

SECTION 3.05. Regarding the Agents. The provisions of Article VII of the Credit Agreement apply in respect of this Amendment, and the Administrative Agent and the First Lien Collateral Agent shall be fully protected in relying on such provisions in connection with the preparation, negotiation, execution and delivery of this Amendment and its other actions, past, present or future, incidental thereto.

SECTION 3.06. Release and Waiver. AS A MATERIAL INDUCEMENT TO THE LENDER PARTIES, THE FIRST LIEN COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT, THE BORROWER AND THE GUARANTORS, EACH ON BEHALF OF ITSELF AND ITS OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES WHETHER OR NOT A PARTY HERETO (THE BORROWER, THE GUARANTORS, SUCH OWNERS, SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS "OBLIGORS, ET AL."), AUTOMATICALLY, AND WITHOUT FURTHER ACTION BY ANY PERSON, HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE EACH LENDER PARTY, THE FIRST LIEN COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT, AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, "LENDER, ET AL.") OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER RELATING TO THE FACILITIES AND/OR THE LOAN DOCUMENTS, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE OBLIGATIONS WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST LENDER, ET AL, ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO THE EXECUTION OF THIS AMENDMENT.

SECTION 3.07. Indemnification and Limitation of Liability. This Amendment is entered into pursuant to Section 9.01 of the Credit Agreement. The Loan Parties acknowledge that the provisions of Sections 9.04, 9.13, 9.15 and 9.16 of the Credit Agreement apply in respect of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

NEW MACH GEN, LLC,
as Borrower

By ______________________
Name: Russell R. Clelland
Title: Vice President & Treasurer

MACH GEN GP, LLC,
as Guarantor

By ______________________
Name: Russell R. Clelland
Title: Vice President & Treasurer

MILLENNIUM POWER PARTNERS, L.P.,
as Guarantor

By ______________________
Name: Russell R. Clelland
Title: Vice President & Treasurer

NEW ATHENS GENERATING COMPANY, LLC
as Guarantor

By ______________________
Name: Russell R. Clelland
Title: Vice President & Treasurer

NEW HARQUAHALA GENERATING COMPANY, LLC,
as Guarantor

By ______________________
Name: Russell R. Clelland
Title: Vice President & Treasurer

BEAL BANK, SSB,
as Term B Lender

By ______________________________
Name: Jacob Cherner
Title: Authorized Signatory

BEAL BANK, SSB
As Revolving Credit Lender

By ______________________________
Name: Jacob Cherner
Title: Authorized Signatory

BEAL BANK USA,
as Term B Lender

By ______________________
Name: Jacob Cherner
Title: Authorized Signatory

BEAL BANK USA,
as Initial Revolving Issuing Bank

By ______________________
Name: Jacob Cherner
Title: Authorized Signatory

BEAL BANK USA,
as Revolving Credit Lender

By ______________________
Name: Jacob Cherner
Title: Authorized Signatory

CLMG CORP.,
as Administrative Agent

By ____________________
Name: James Erwin
Title: President

CLMG CORP.,
as First Lien Collateral Agent

By ____________________
Name: James Erwin
Title: President